Exhibit 99.1

HAPC, INC.

(formerly HEALTHCARE ACQUISITION PARTNERS CORP.)

(a corporation in the development stage)

FINANCIAL STATEMENTS

APRIL 18, 2006

HAPC, INC.

(formerly HEALTHCARE ACQUISITION PARTNERS CORP.)

(a corporation in the development stage)

FINANCIAL STATEMENTS

APRIL 18, 2006

INDEX TO FINANCIAL STATEMENTS

PAGE
Report of Independent Registered Public Accounting Firm	F–2

Financial Statements

Balance Sheets	F–3

Statements of Operations	F–4

Statements of Stockholders’ Equity (Deficit)	F–5

Statements of Cash Flows	F–6

Notes to Financial Statements	F–7 – F–11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Director and Stockholders

HAPC, Inc. (formerly Healthcare Acquisition Partners Corp.)

We have audited the accompanying balance sheets of HAPC, Inc. (formerly Healthcare Acquisition Partners Corp.) (a corporation in the development stage) as of April 18, 2006 and December 31, 2005, and the related statements of operations, stockholders’ equity (deficit) and cash flows for the periods from January 1, 2006 to April 18, 2006, August 15, 2005 (inception) to December 31, 2005 and August 15, 2005 (inception) to April 18, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of HAPC, Inc. (formerly Healthcare Acquisition Partners Corp.) as of April 18, 2006 and December 31, 2005, and the results of its operations and its cash flows for the periods from January 1, 2006 to April 18, 2006, August 15, 2005 (inception) to December 31, 2005 and August 15, 2005 (inception) to April 18, 2006 in conformity with accounting principles generally accepted in the United States.

MILLER, ELLIN & COMPANY, LLP
CERTIFIED PUBLIC ACCOUNTANTS

New York, New York

April 21, 2006

HAPC, INC.

(formerly HEALTHCARE ACQUISITION PARTNERS CORP.)

(a corporation in the development stage)

BALANCE SHEETS

	April 18, 2006	December 31, 2005
ASSETS
Current assets:
Cash	$1,907,036	$13,590
Cash held in trust account	95,000,000	—
Prepaid expenses	416,700	—
Other deferred offering costs	—	165,088

Total assets	$97,323,736	$178,678

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current Liabilities:
Accrued expenses	$620,808	$93,954
Stockholder advance	100	100
Notes payable	85,000	85,000
Deferred underwriting fees	5,400,000	—

Total Liabilities	6,105,908	179,054

COMMITMENTS

Stockholders’ Equity (Deficit)
Preferred stock, $.0001 par value; authorized 1,000,000 shares; none issued and outstanding	—	—
Common stock, $.0001 par value; authorized 200,000,000 shares; issued 20,833,334 and 4,166,667, respectively and outstanding 18,416,668 and 1,750,001, respectively	2,083	417
Additional paid-in capital	99,658,737	8,434,588
Unearned stock compensation	(5,774,659)	(8,410,598)
Deficit accumulated during the development stage	(2,668,333)	(24,783)

Total stockholders’ equity (deficit)	91,217,828	(376)

Total liabilities and stockholders’ equity	$97,323,736	$178,678

See accompanying notes to financial statements

HPAC, INC.

(formerly HEALTHCARE ACQUISITION PARTNERS CORP.)

(a corporation in the development stage)

STATEMENTS OF OPERATIONS

	For the period from January 1, 2006 to April 18, 2006	For the period from August 15, 2005 (inception) to December 31, 2005	For the period from August 15, 2005 (inception) to April 18, 2006
Formation and operating costs	$2,641,912	$24,483	$2,666,395

Loss before interest expense and income taxes	(2,641,912)	(24,483)	(2,666,395)
Interest expense	894	300	1,194

Loss before income taxes	(2,642,806)	(24,783)	(2,667,589)
Income taxes	744	—	744

Net loss	$(2,643,550)	$(24,783)	$(2,668,333)

Net loss per share	$(1.39)	$(.01)	$(.88)

Weighted average shares outstanding - basic	1,905,764	4,144,496	3,035,494

See accompanying notes to financial statements

HAPC, INC.

(formerly HEALTHCARE ACQUISITION PARTNERS CORP.)

(a corporation in the development stage)

STATEMENTS OF STOCKHOLDERS’ EQUITY (DEFICIT)

For the period August 15, 2005 (inception)

to April 18, 2006

				Deficit
	Common Stock		Paid-in	Accumulated				Total
		Par Value	Capital in	During the	Deferred			Stockholders’
		$0.0001	Excess of	Development	Stock	Treasury Stock		Equity
	Shares	Amount	Par	Stage	Compensation	Shares	Amount	(Deficit)
Common stock issued September 13, 2005	4,166,667	$417	$24,583	$—	$—	—	$—	$25,000
Treasury stock purchased	—	—	—	—		(4,166,667)	(25,000)	(25,000)
Issuance of treasury shares for services	—	—	8,410,005	—	(8,435,005)	1,750,001	25,000	—
Amortization of stock based compensation expense	—	—	—	—	24,407	—	—	24,407
Net loss	—	—	—	(24,783)	—	—	—	(24,783)

Balance at December 31, 2005	4,166,667	417	8,434,588	(24,783)	(8,410,598)	(2,416,666)	—	(376)
Stock issuance on April 18, 2006 @ $6.00	16,666,667	1,666	99,998,336	—	—	—	—	100,000,002
Amortization of stock based compensation expense	—	—	—	—	2,635,939	—	—	2,635,939
Expenses of offering	—	—	(8,774,187)	—	—	—	—	(8,774,187)
Net loss	—	—	—	(2,643,550)	—	—	—	(2,643,550)

Balance at April 18, 2006	20,833,334	$2,083	$99,658,737	$(2,668,333)	$(5,774,659)	(2,416,666)	$—	$91,217,828

See accompanying notes to financial statements

HAPC, INC.

(formerly HEALTHCARE ACQUISITION PARTNERS CORP.)

(a corporation in the development stage)

STATEMENTS OF CASH FLOWS

	For the period from January 1, 2006 to April 18, 2006	For the period from August 15, 2005 (inception) to December 31, 2005	For the period from August 15, 2005 (inception) to April 18, 2006
Cash flows from operating activities:
Net loss	$(2,643,550)	$(24,783)	$(2,668,333)
Adjustment to reconcile net loss to net cash used in operating activities:
Increase in prepaid expenses	(416,700)	—	(416,700)
Stock issued for services	2,635,939	24,407	2,660,346
Increase in accrued expenses	424,155	300	424,455

Net cash used in operating activities	(156)	(76)	(232)

Cash flows from investing activities:

Payment to trust account	(95,000,000)	—	(95,000,000)

Net cash used in investing activities	(95,000,000)	—	(95,000,000)

Cash flows from financing activities:
Advance from initial stockholder	—	100	100
Proceeds from note payable	—	60,000	60,000
Payment of deferred offering costs	(3,106,400)	(71,434)	(3,177,834)
Proceeds from sale of shares of common stock	100,000,002	25,000	100,025,002

Net cash provided by financing activities	96,893,602	13,666	96,907,268

Net increase in cash	1,893,446	13,590	1,907,036
Cash, beginning of period	13,590	—	13,590

Cash, end of period	$1,907,036	$13,590	$1,920,626

Supplemental Disclosures of Cash Flow Information:
Schedule of Non-cash Financing Transactions
Deferred offering costs	$8,609,099	$165,088	$8,774,187
Accrued expenses	5,502,699	93,654	5,596,353

Cash paid	$3,106,400	$71,434	$3,177,834

Issuance of note payable for treasury stock	$—	$25,000	$25,000

See accompanying notes to financial statements

HAPC, INC.

(formerly HEALTHCARE ACQUISITION PARTNERS CORP.)

(a corporation in the development stage)

NOTES TO FINANCIAL STATEMENTS

1.	ORGANIZATION, BUSINESS OPERATIONS AND SUMMARY AND SIGNIFICANT ACCOUNTING POLICIES

HAPC, Inc. (formerly Healthcare Acquisition Partners Corp.) (the “Company”) was incorporated in Delaware on August 15, 2005 as a blank check company whose objective is to acquire through a merger, capital stock exchange, asset acquisition or other similar business combination, one or more operating businesses primarily in the healthcare sector.

At April 18, 2006, the Company had not yet commenced any operations. All activity through April 18, 2006 relates to the Company’s formation and the initial public offering described below. The Company has selected December 31 as its fiscal year end.

The registration statement for the Company’s initial public offering (the “Public Offering”) was declared effective on April 11, 2006. The Company consummated the Public Offering on April 18, 2006 and received gross proceeds of $100,000,002. Legal fees totaling $497,163 and underwriting costs totaling $2,600,000 have been paid from these proceeds. The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Public Offering, (as described in Note 2), although substantially all of the net proceeds of the Public Offering are intended to be generally applied toward consummating a business combination with one or more operating businesses whose fair value is, either individually or collectively, at least 80% of the Company’s net assets at the time of such acquisition (“Business Combination”).

Of the proceeds of the Public Offering, $95,000,000 is being held in a trust account (“Trust Account”) and invested in a money market account fully collateralized by U.S. government securities until the earlier of (i) the consummation of the first business combination or (ii) the distribution of the Trust Account as described below. The amount in the Trust Account includes $5,400,000 of contingent underwriting compensation (the “Discount”) which will be paid to the underwriters if a business combination is consummated, but which will be forfeited in part if public stockholders elect to have their shares redeemed for cash or in full if a business combination is not consummated. The remaining amount of the proceeds may be used to pay business, legal accounting, due diligence on prospective acquisitions and continuing general and administrative expenses.

The Company, after signing a definitive agreement for the acquisition of a target business, will submit such transaction for stockholder approval. In the event that stockholders owning 19.99% or more of the shares sold in the Proposed Offering vote against the Business Combination and exercise their conversion rights described below, the Business Combination will not be consummated. The Company’s stockholders prior to the Proposed Offering, (the “Initial Stockholders”), have agreed to vote their 1,750,001 shares of common stock in accordance with the vote of the majority in interest of all other stockholders of the Company (“Public Stockholders”) with respect to any Business Combination. The Initial Stockholders have agreed not to acquire any additional shares of the registrant in connection with or following the Proposed Offering. After consummation of a Business Combination, these voting safeguards will no longer be applicable.

The Company’s Amended and Restated Certificate of Incorporation provides for mandatory liquidation of the Company in the event that the Company does not consummate a Business Combination within 18 months from the date of the consummation of the Proposed Offering, or 24 months from the consummation of the Proposed Offering if certain extension criteria have been satisfied. In the event of liquidation, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per share in the Proposed Offering (assuming no value is attributed to the Warrants contained in the Units to be offered in the Proposed Offering discussed in Note 2).

HAPC, INC.

(formerly HEALTHCARE ACQUISITION PARTNERS CORP.)

(a corporation in the development stage)

NOTES TO FINANCIAL STATEMENTS

1.	ORGANIZATION, BUSINESS OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

Cash and cash equivalents

The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents.

Income taxes

The Company uses the liability method for reporting income taxes, under which current and deferred tax liabilities and assets are recorded in accordance with enacted tax laws and rates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Under the liability method, the amounts of deferred tax liabilities and assets at the end of each period are determined using the tax rate expected to be in effect when taxes are actually paid or recovered. Future tax benefits are recognized when it is more likely than not that such benefits will be realized.

Recently issued accounting pronouncements

Management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

Loss per common share

Loss per share is computed by dividing net loss by the weighted average number of shares of common stock outstanding during the period.

Stock based compensation

The company applies APB No. 25 (Accounting for Stock Issued to Employees) and related Interpretations in accounting for stock based compensation. Accordingly, compensation for shares issued to officers and directors is measured using their intrinsic value at the date of opportunity to acquire such shares and recognized as compensation expense ratably over the vesting period.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Cash Concentration of credit risk

The Company maintains cash balances with financial institutions, which, at times, may exceed the Federal Deposit Insurance Corporation limit. The Company has not experienced any losses to date as a result of this policy, and management believes there is little risk of loss.

HAPC, INC.

(formerly HEALTHCARE ACQUISITION PARTNERS CORP.)

(a corporation in the development stage)

NOTES TO FINANCIAL STATEMENTS

2.	PUBLIC OFFERING

On April 18, 2006, the Company sold 16,666,667 units (“Units”) to the public at a price of $6.00 per unit. Each Unit consisted of one share of the Company’s common stock, $.0001 par value, and two Redeemable Common Stock Purchase Warrants (“Warrants”). Each Warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $5.00 commencing the later of the completion of a Business Combination or one year from the effective date of the Offering and expiring five years from the effective date of the Offering. The Company may call the Warrants for redemption in whole and not in part at a price of $.01 per Warrant at any time after the Warrants become exercisable. They cannot be redeemed unless the Warrant holders receive written notice not less than 30 days prior to the redemption; and if, and only if, the reported last sale price of the common stock equals or exceeds $8.50 per share for any 20 trading days within a 30 trading day period ending on the third business day prior to the notice of redemption to Warrant holders.

In addition, the Company issued to FTN Midwest Securities Corp., for $100, an option to purchase up to a total of 833,333 units. The units issuable upon exercise of this option are identical to those offered in this Proposed Offering, except that each of the warrants underlying this option entitles the holder to purchase one share of our common stock at a price of $6.25. This option is exercisable at $7.50 per unit commencing on the later of the consummation of a Business Combination and one year from the date of the prospectus and expiring five years from the date of the prospectus. The option may only be exercised or converted by the option holder.

The sale of the option will be accounted for as an equity transaction. Accordingly, there will be no net impact on the Company’s financial position or results of operations, except for the recording of the $100 proceeds from the sale. The Company has estimated that the fair value of the option on the date of sale was approximately $2.36 per unit, or $1,966,666 total, using an expected life of five years, volatility of 47% and a risk-free interest rate of 3.98%.

The volatility calculation of 47% is based on the 180 day average volatility of a representative sample of forty-one (41) companies with market capitalization under $200 million that Management believes could be considered to be engaged in a business in the Healthcare Industry (the “Sample Companies”). Because the Company does not have a trading history, the Company needed to estimate the potential volatility of its common stock price, which will depend on a number of factors, which cannot be ascertained at this time. The Company referred to the 180 day average volatility of the Sample Companies because Management believes that the average volatility of such companies is a reasonable benchmark to use in estimated the expected volatility of the Company’s common stock post-business combination. Although an expected life of five years was taken into account for purposes of assigning a fair value to the option, if the Company does not consummate a business combination within the prescribed time period and liquidates, the option would become worthless.

HAPC, INC.

(formerly HEALTHCARE ACQUISITION PARTNERS CORP.)

(a corporation in the development stage)

NOTES TO FINANCIAL STATEMENTS

3.	NOTES PAYABLE

The Company issued a $60,000 unsecured promissory note to Healthcare Acquisition Holdings, LLC (“Holdings”). The note bears interest at a rate of 3% per annum and is payable on the earlier of September 28, 2006 or the date the Company consummates the Proposed Offering. Due to the short-term nature of the note, the fair value of the note approximates its carrying amount.

On December 30, 2005, the Company issued a unsecured $25,000 note to Healthcare Acquisition Holdings, LLC to acquire the 4,166,667 common shares that Holdings received upon formation of the Company on similar terms to the $60,000 note payable.

4.	COMMITMENTS

Effective April 18, 2006, the Company’s chief executive officer will receive annual compensation of $50,000 for serving as an officer and $50,000 for serving as a director. The Company’s chief financial officer will receive annual compensation of $50,000 and the Company’s independent directors will receive annual compensation of $50,000.

The Company has entered into agreements with FTN Midwest Securities Corp. and certain officers and directors whereby each of them has agreed to present to the Company for the Company’s consideration any opportunity to acquire all or substantially all of the outstanding equity securities of, or otherwise acquire a controlling equity interest in, an operating business in the healthcare, or a healthcare-related, sector, provided that they are under no obligation to present to the Company any opportunity involving a business in the healthcare, or a healthcare-related, sector seeking a strategic combination with another operating business in the healthcare, or a healthcare-related, sector.

HAPC, INC.

(formerly HEALTHCARE ACQUISITION PARTNERS CORP.)

(a corporation in the development stage)

NOTES TO FINANCIAL STATEMENTS

5.	COMMON AND PREFERRED STOCK

Effective December 30, 2005, Healthcare Acquisition Partners Holdings, LLC sold back to the Company the 4,166,667 common shares that it had received upon formation of the Company. The shares were purchased for a $25,000 note payable. Simultaneously, the Company transferred 1,750,001 of these common shares to certain members of its management team resulting in compensation of $8,435,005, computed at $4.82 per share. Of this amount, $24,407 and $2,635,939 was charged to expense for the periods ended December 31, 2005 and April 18, 2006, respectively. The Company will recognize the remaining $5,774,659 of compensation as an expense ratably over the vesting period of the shares. Each individual receiving the shares has agreed that if they cease to be an officer or director prior to the following dates (other than as a result of (i) disability, as determined by the board of directors of the Company or as certified by a physician in a letter to the board of directors of the Company, (ii) death, (iii) removal by the Company without cause (as defined in the Letter Agreements (the “Letter Agreements”), dated December 30, 2005, between each of the individuals receiving shares and the Company, or (iv) resignation for Good Reason (as defined in the Letter Agreements), a portion of the shares will be forfeited as follows:

Termination of Services Prior To:	Shares Forfeited
June 30, 2006	100%
December 31, 2006	75%
June 30, 2007	50%
December 31, 2007	25%

The 2,416,666 shares of our common stock transferred back to us and not transferred to members of the Company’s management team on December 30, 2005 are being held a treasury shares and reserved for transfer by the Company’s board of directors to present or future officers, directors or employees.

At April 18, 2006, 33,333,334 shares of common stock were reserved for issuance upon exercise of redeemable warrants.

The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.

6.	SUBSEQUENT EVENT

The Company will utilize certain administrative, technology and secretarial services, as well as certain limited office space provided by FTN Midwest Securities Corp. until the consummation of a Business Combination by the Company. The Company has agreed to pay $1 per year for such services commencing on the effective date of the Proposed Offering and continuing annually thereafter.

On April 19, 2006, the Company amended its articles of incorporation to change its name to HAPC, Inc. from Healthcare Partners Acquisition Corp.